UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ovid Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts OVID THERAPEUTICS INC. 2022 Annual Meeting Vote by June 08, 2022 11:59 PM ET Ovid Therapeutics OVID THERAPEUTICS INC. 1460 BROADWAY SUITE 15044 NEW YORK, NY 10036 ATTN: DANIELLE MANN 1 OF 2 322,224 148,294 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLASHID-JOB# You invested in OVID THERAPEUTICS INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 09, 2022. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # PV XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 09, 2022 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/OVID2022*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends
1.	Election of two Class II directors to hold office until the 2025 Annual Meeting of Stockholders. **Nominees:**	
1a.	Kevin Fitzgerald	For
1b.	Bart Friedman	For
2.	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, the proxy will be voted FOR the nominees for the Board of Directors listed in Proposal 1 and FOR Proposal 2, ratification of KPMG LLP as our independent registered public accounting firm.

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FLASHID-JOB#